UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: November 16, 2005

PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     The undersigned registrant by this Form 8-K/A hereby amends the Form 8-K furnished to the Securities and Exchange Commission on November 16, 2005, attaching the press release issued by Registrant on November 16, 2005. The press release referenced certain non-GAAP financial measures, but a reconciliation to comparable GAAP financial measures was inadvertently not included in the press release or in the Form 8-K. The reconciliation of the non-GAAP financial measures to GAAP financial measures is now included below. Registrant discussed the GAAP reconciliation for such non-GAAP financial measures on its conference call on November 16, 2005 and posted such reconciliation on its website at www.petsmart.com.

Item 2.02. Results of Operations and Financial Condition.

     On November 16, 2005, PetSmart, Inc. issued a press release announcing its results for the third fiscal quarter ended October 30, 2005, entitled “PETSMART REPORTS RESULTS FOR THE THIRD QUARTER 2005.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Report on Form 8-K/A, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by PetSmart, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

PetSmart, Inc.
Reconciliation of non-GAAP measures to GAAP measures
13 weeks ended October 30, 2005
(unaudited)

	GAAP
	measure	Adjustments (1)	Pro forma
Income before income tax expense	$44,894	$—	$44,894
Income tax expense	13,761	3,797	17,558
Net income	$31,133	$3,797	$27,336

Diluted earnings per share	$0.21		$0.19

Weighted average shares outstanding — diluted	144,842		144,842

(1)	The adjustments to tax expense were primarily due to the expiration of the statute of limitations for certain tax positions resulting in a release of tax reserves, partially offset by an adjustment to deferred tax assets related to equity-based compensation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 16, 2005 entitled “PETSMART REPORTS RESULTS FOR THE THIRD QUARTER 2005.”*

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETSMART, INC

By: /s/ Timothy E. Kullman

Timothy E. Kullman Senior Vice President, Chief Financial Officer

Date: November 18, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 16, 2005 entitled “PETSMART REPORTS RESULTS FOR THE THIRD QUARTER 2005.”*

* Previously filed.